THE HENNESSY MUTUAL FUNDS, INC.

Cornerstone Growth Fund

Cornerstone Value Fund

Focus 30 Fund

Supplement to the Prospectus
dated December 3, 2004

The expense example below replaces the expense example on page 10 of the Prospectus:

EXAMPLE

This Example is intended to help you compare the cost of investing in shares of the Funds with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that you reinvest all dividends and dividends and that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Cornerstone Growth Fund	$127	$397	$686	$1,511
Cornerstone Value Fund	$120	$375	$649	$1,432
Focus 30 Fund	$144	$446	$771	$1,691

Please retain this Supplement with your Prospectus for future reference.

The date of this Supplement is December 22, 2004.